                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 15, 1997


                                  DYNAMEX INC.
             (Exact name of registrant as specified in its charter)


    DELAWARE                    000-21057                      86-0712225
   (State of                 (Commission File                (IRS employment
 Incorporation)                  Number)                    identification no.)


                              1431 GREENWAY DRIVE
                                   SUITE 345
                              IRVING, TEXAS 75038
                    (Address of principal executive offices)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:       (972)-756-8184



                                                              PAGE 1 OF 6 PAGES


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Paragraph (b) of Item 7 of the Form 8-K previously filed on May 28, 1997 is hereby amended to read as follows:

Item 7.    Financial Statements and Exhibits.

(b) Proformal financial information. Proforma financial statements of the company and RoadRunner Transportation, Inc. as of April 30, 1997 and the nine months then ended and for the year ended July 31, 1996 giving effect to the acquisition of RoadRunner Transportation, Inc. are set forth on pages 3 through 6 of this report.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     DYNAMEX INC.



Date:  July 31, 1997                 By: /s/ Robert P. Capps
                                        ---------------------------------------
                                        Robert P. Capps
                                        Vice President, Chief Financial Officer



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



                         DYNAMEX INC. AND SUBSIDIARIES
            UNAUDITED PROFORMA CONSOLIDATED CONDENSED BALANCE SHEETS
                     (In Thousands Except Per Share Data)


                                                                                                 The Company
                                               The                                                Proforma
                                             Company       RoadRunner                            as Adjusted
                                            April 30,      February 28,     Proforma              April 30,
                                              1997            1997         Adjustments              1997
                                            ---------      ------------    -----------           -----------
ASSETS

CURRENT
    Cash and cash equivalents                $ 1,192         $    12         $     --             $ 1,204
    Accounts receivable - net                 18,405           2,093               --              20,498
    Prepaid and other current assets           2,683              87               --               2,770
                                             -------         -------         --------             -------
                                              22,280           2,192               --              24,472

PROPERTY AND EQUIPMENT - net                   4,673           2,564               --               7,237
INTANGIBLES - net                             39,249              --           12,097   (2)        51,521
DEFERRED OFFERING EXPENSES                        --              --               --                  --
OTHER ASSETS                                   1,806             206               --               2,012
                                             -------         -------         --------             -------

                                             $68,008         $ 4,962         $ 12,097             $85,067
                                             =======         =======         ========             =======

LIABILITIES

CURRENT LIABILITIES                          $10,964         $ 2,485         $     --             $13,449

LONG-TERM DEBT                                20,301             574           11,200   (1)        32,075

                                                                                2,800   (1)
STOCKHOLDERS' EQUITY                          36,743           1,903           (1,903)  (2)        39,543
                                             -------         -------         --------             -------

                                             $68,008         $ 4,952         $ 12,097             $85,067
                                             =======         =======         ========             =======


           See accompanying notes to unaudited proforma consolidated
                        condensed financial statements

                         DYNAMEX INC. AND SUBSIDIARIES
           UNAUDITED CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
                     (In Thousands Except Per Share Data)


                                                   The
                                                  Company                                                The Company
                                                  proforma         RoadRunner                            proforma as
                                                 nine months       nine months                          adjusted nine
                                                   ended             ended                               months ended
                                                  April 30,       February 28,        ProForma            April 30,
                                                    1997             1997            Adjustments            1997
                                                 -----------      ------------       -----------        -------------
SALES                                              $91,756         $17,058            $  (625)  (1)       $108,189

COST OF SALES                                       61,060           9,613               (832)  (1)         69,841
                                                   -------         -------            -------             --------

GROSS PROFIT                                        30,696           7,445                502               38,348

SELLING, GENERAL AND
   ADMINISTRATIVE EXPENSES                          23,166           6,312               (365)  (2)         29,113

DEPRECIATION AND AMORTIZATION
                                                     2,531             752                360   (3)          3,643
                                                   -------         -------            -------             --------

OPERATING INCOME                                     4,999             381                254                5,592

INTEREST EXPENSE                                       770             144                513   (4)          1,427
OTHER (Income)                                          --             137               (137)  (5)             --
                                                   -------         -------            -------             --------

INCOME (LOSS) BEFORE TAXES                           4,229             100                (39)               4,165

INCOME TAXES                                         1,689              --                 24   (6)          1,663
                                                   -------         -------            -------             --------

NET INCOME                                         $ 2,540         $   100            $   272             $  2,502
                                                   =======         =======            =======             ========

NET INCOME PER COMMON SHARE                        $  0.32         $    --            $    --             $   0.35
                                                   =======         =======            =======             ========

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
                                                     6,649              --                 --                7,210
                                                   =======         =======            =======             ========


         See accompanying notes to the unaudited proforma consolidated condensed financial statements



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
                         DYNAMEX INC. AND SUBSIDIARIES

      UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
                      (In Thousands Except Per Share Data)


                                                                 IPO Acquired
                                                Mayne Nickless    Companies
                                                  six months      Proforma      RoadRunner                         The Company
                                   The Company      ended       Combined year   year ended                          Proforma
                                   year ended    December 28,   ended June 30,   May 31,       Proforma            Year ended
                                  July 31, 1996     1995            1996          1996       Adjustments          July 31, 1996
                                  ------------- --------------  --------------  ----------   -----------          -------------
SALES                                $71,812       $14,008       $ 20,345        $19,876       $(3,437)  (1)(7)     $ 122,604

COST OF SALES                         50,018         7,985         12,581         11,025        (2,579)  (1)(7)        79,030
                                     -------       -------       --------        -------       -------              ---------
GROSS PROFIT                          21,794         6,023          7,764          8,851          (858)                43,574

SELLING, GENERAL AND
   ADMINISTRATIVE EXPENSES            17,545         4,924          6,038          7,349        (1,391)  (2)(7)        34,465

DEPRECIATION AND AMORTIZATION          1,542           312            287            707           716   (3)            3,564
                                     -------       -------       --------        -------       -------              ---------

OPERATING INCOME                       2,707           787          1,439            795          (183)                 5,545

INTEREST EXPENSE                       1,655            36             76            118         1,244   (4)            3,129
OTHER (Income)                            --            --           (153)            --            --                   (153)
                                     -------       -------       --------        -------       -------              ---------

INCOME (LOSS) BEFORE TAXES             1,052           751          1,516            677        (1,427)                 2,569

INCOME TAXES                             176            --             45             --           915   (6)            1,136
                                     -------       -------       --------        -------       -------              ---------

NET INCOME (LOSS)                    $   876       $   751       $  1,471        $   677       $(2,342)             $   1,433
                                     =======       =======       ========        =======       =======              =========

NET INCOME PER COMMON SHARE          $  0.23       $    --       $     --        $    --       $    --                   0.30
                                     =======       =======       ========        =======       =======              =========
WEIGHTED AVERAGE COMMON SHARES
OUTSTANDING                            3,732            --             --             --            --                  4,850
                                     =======       =======       ========        =======       =======              =========


           See accompanying notes to unaudited proforma consolidated
                        condensed financial statements


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
DYNAMEX INC. AND SUBSIDIARIES
NOTES TO UNAUDITED PROFORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS

BASIS OF PRESENTATION

         The accompanying Unaudited Proforma Consolidated Condensed Balance Sheet presents the financial condition of the Company as if the acquisition of Road Runner Transportation, Inc. ("Road Runner") had occurred as of April 30, 1997. The Unaudited Proforma Consolidated Condensed Statement of Operations for the nine months and April 30, 1997, presents the results of operations of the Company as if the acquisition of Road Runner and five companies acquired concurrently with the Company's listed public offering (the "IPO Acquisitions") had occurred as of the beginning of such period. In addition, the Unaudited Proforma Consolidated Condensed Statement of Operations for the year end July 31, 1996, presents the results of operations of the Company as if the above transactions and the acquisition of certain assets of Mayne Nickless Courier Systems, Inc., Mayne Nickless Messenger Services, Inc. and Mayne Nickless Canada Inc. (collectively "Mayne Nickless") had occurred at the beginning of that period.

Adjustments to Proforma Condensed Balance Sheet:

      (1)     To reflect purchase of Road Runner.
                 The purchase price is comprised of:

                           Cash                                  $11,200
                           Common stock (350,000 shares)           2,800
                                                                 -------
                                                                 $14,000
                                                                 =======


              The cash portion of the purchase price was financed with borrowings from the Company's revolving credit facility.

      (2) To reflect Road Runner and to adjust the assets and liabilities of Road Runner to fair value. The purchase price is allocated as follows:


                                                                 (in Thousands)
                           Purchase price                           $14,000
                           Net book value of Road Runner             (1,903)
                                                                    -------
                           Excess of purchase price over net
                           book value of assets acquired            $12,097
                                                                    =======


Adjustments to Proforma Condensed Statement of Operations:

       (1)  To eliminate business operations of Road Runner not acquired.
       (2) To adjust Road Runner operating costs for certain non-ongoing items.
       (3) To adjust depreciation and amortization to reflect effect of allocations of purchase price.
       (4) To adjust interest expense to reflect additional borrowings related to acquisitions.
       (5)  To eliminate other income related to operations not acquired.
       (6)  To adjust provision for income taxes.
       (7) To eliminate operating results of Mayne Nickless for the month of July 1995 so as not to include more than 12 months operating results for these operations.



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